      ___________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY

                    UNDER THE TRUST INDENTURE ACT OF 1939 OF

                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

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                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)

             NEW YORK                                   13-4994650
     (State of incorporation                         (I.R.S. employer
      if not a national bank)                        identification No.)

          270 PARK AVENUE
         NEW YORK, NEW YORK                                10017
(Address of principal executive offices)                 (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)

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                            AT&T CAPITAL CORPORATION
               (Exact name of obligor as specified in its charter)

            DELAWARE                                      22-3211453
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification No.)

          44 WHIPPANY ROAD
       MORRISTOWN, NEW JERSEY                                07962
(Address of principal executive offices)                   (Zip Code)


                           NEWCOURT CREDIT GROUP INC.
               (Exact name of obligor as specified in its charter)

             ONTARIO                                       NOT APPLICABLE
(Province or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                           identification No.)

               BCE PLACE
       181 BAY STREET, SUITE 3500
   TORONTO, ONTARIO M5J 2T3, CANADA
(Address of principal executive offices)

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                                 DEBT SECURITIES
                       (Title of the indenture securities)
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                                     GENERAL

Item 1. General Information.

        Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

            New York State Banking Department, State House, Albany, New York 12110.

            Board of Governors of the Federal Reserve System, Washington, D.C., 20551

            Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

            Federal Deposit Insurance Corporation, Washington, D.C., 20429.

        (b) Whether it is authorized to exercise corporate trust powers.

            Yes.

Item 2. Affiliations with the Obligors.

        If the obligors are affiliates of the trustee, describe each such affiliation.

        None.

Item 16. List of Exhibits

         List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

         5.  Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority. (On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

         8.  Not applicable.

         9.  Not applicable.

                                    SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 27TH day of APRIL, 1998.

                                        THE CHASE MANHATTAN BANK

                                        By /s/ G. McFarlane
                                          ------------------------
                                           /s/ G. McFarlane
                                               Vice President

                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                 at the close of business December 31, 1997, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                                        Dollar Amounts
                  ASSETS                                                                                in Millions

Cash and balances due from depository institutions:
    Noninterest-bearing balances and
    currency and coin .................................................................................  $ 12,428
    Interest-bearing balances .........................................................................     3,428
Securities:
Held to maturity securities............................................................................     2,561

Available for sale securities .........................................................................    43,058
Federal funds sold and securities purchased under agreements to resell ................................    29,633
Loans and lease financing receivables:
    Loans and leases, net of unearned income   $129,260
    Less: Allowance for loan and lease losses     2,783
    Less: Allocated transfer risk reserve.....        0
                                               --------
    Loans and leases, net of unearned income,
    allowance, and reserve ............................................................................   126,477
Trading Assets.........................................................................................    62,575

Premises and fixed assets (including capitalized leases)...............................................     2,943
Other real estate owned ...............................................................................       295
Investments in unconsolidated subsidiaries and associated companies ...................................       231
Customers' liability to this bank on acceptances outstanding...........................................     1,698

Intangible assets......................................................................................     1,466

Other assets...........................................................................................    10,268
                                                                                                         --------
TOTAL ASSETS...........................................................................................  $297,061
                                                                                                         ========

                                   LIABILITIES

Deposits
    In domestic offices .........................................................   $94,524
    Noninterest-bearing ................................................  $39,487
    Interest-bearing ...................................................   55,037
                                                                          -------
    In foreign offices, Edge and Agreement,
    subsidiaries and IBF's ......................................................    71,162
    Noninterest-bearing ................................................    3,205
    Interest-bearing ...................................................   67,957

Federal funds purchased and securities sold under
agreements to repurchase.........................................................    43,181

Demand notes issued to the U.S. Treasury ........................................     1,000

Trading liabilities..............................................................    48,903

Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):

    With a remaining maturity of one year or less ...............................     3,599
With a remaining maturity of more than one year
           through three years ..................................................       253
    With a remaining maturity of more than three years ..........................       132
Bank's liability on acceptances executed and outstanding ........................     1,698
Subordinated notes and debentures ...............................................     5,715

Other liabilities................................................................     9,896

TOTAL LIABILITIES ...............................................................   280,063
                                                                                   --------
                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus                                             0
Common stock.....................................................................     1,211

Surplus  (exclude all surplus related to preferred stock)........................    10,291
Undivided profits and capital reserves ..........................................     5,502

Net unrealized holding gains (losses)
on available-for-sale securities.................................................       (22)
Cumulative foreign currency translation adjustments .............................        16

TOTAL EQUITY CAPITAL ............................................................    16,998
                                                                                   --------
TOTAL LIABILITIES AND EQUITY CAPITAL.............................................  $297,061
                                                                                   ========


I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                             WALTER V. SHIPLEY       )
                             THOMAS G. LABRECQUE     )DIRECTORS
                             WILLIAM B. HARRISON, JR.)